Exhibit 10.2

THIRD AMENDMENT

TO

LOAN AGREEMENT

This Third Amendment to Amended and Restated Revolving Line of Credit Loan Agreement and Security Agreement, dated as of January 19, 2004, is entered into by and among Integral Systems, Inc., a Maryland corporation (“Borrower”), SAT Corporation, Inc., a California corporation (“SAT”), and Bank of America, N.A. (the “Lender”) (said Amendment being referred to herein as “this Amendment”).

W I T N E S S E T H:

WHEREAS, Borrower, SAT and Lender entered into that certain Amended and Restated Revolving Line of Credit Loan Agreement and Security Agreement, dated as of August 31, 2001, as amended by that certain First Modification to Amended and Restated Revolving Line of Credit Loan Agreement and Security Agreement, dated as of February 3, 2003, and as further amended by that certain Second Amendment to Amended and Restated Revolving Line of Credit Loan Agreement and Security Agreement, dated as of February 25, 2004 (the “Second Amendment”) (as so amended, the “Loan Agreement”); and

WHEREAS, Borrower, SAT and Lender have agreed to amend the Loan Agreement as provided herein;

NOW THEREFORE, in consideration of the terms and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows (capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto as set forth in the Loan Agreement):

SECTION 1. Amendment to Loan Agreement. Effective as of the date hereof, the Loan Agreement is hereby amended as follows:

1.1 The Loan Agreement is hereby amended to delete SAT as a borrower thereunder.

1.2 The definition of “Ending Date” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

“Ending Date” means February 28, 2007.

SECTION 2. Representations and Warranties.

2.1 Each of Borrower and SAT hereby represents and warrants that (i) it has full power and authority to execute and deliver this Amendment and to perform its obligations hereunder, (ii) it has taken all corporate action necessary for the execution and delivery by it of this Amendment and the performance by it of its obligations hereunder, and (iii) this Amendment constitutes its valid and binding obligation enforceable against it in accordance with its terms except to the extent enforceability may be subject to bankruptcy, insolvency, moratorium and other similar laws affecting the rights of creditors generally or the application of principles of equity, whether in an action at law or proceeding in equity.

SECTION 3. Waiver; Reference to and Effect Upon the Loan Agreement.

3.1 Except as specifically amended or waived above, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed.

3.2 Except as specifically provided above, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Loan Agreement, nor constitute an amendment of any provision of the Loan Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby. Upon the effectiveness of this Amendment, each reference in the Loan Agreement (as amended hereby) to “the Borrower” shall mean and be a reference to the Borrower (as defined herein) and shall not be deemed to include SAT. Upon the effectiveness of this Amendment, each reference in any “Loan Document” (as defined in the Loan Agreement as amended hereby) to the Loan Agreement shall mean the Loan Agreement as amended hereby.

SECTION 4. Fees and Expenses. Each of Borrower and SAT shall pay all reasonable fees, costs and expenses (including, without limitation, reasonable attorneys’ fees, costs and expenses) incurred by Lender in connection with the preparation, negotiation, execution and delivery of this Amendment.

SECTION 5. Release. Each of Borrower and SAT, on behalf of itself and their respective agents, representatives, attorneys, successors and assigns, hereby releases and forever discharges Lender and its agents, representatives, partners, directors, officers, attorneys, employees, affiliates, parents, subsidiaries, stockholders, predecessors, successors and assigns of and from any and all claims, setoffs, counterclaims, demands, liabilities, suits, actions and causes of action of any kind, nature or description whatsoever, whether or not now known, that Borrower and/or SAT has, ever had or claimed to have had against Lender from the beginning of time to and including the date hereof.

Except with respect to the Loan Agreement (as amended hereby), Note, any other Loan Document, and the agreements, documents and instruments executed in connection therewith, Lender, on behalf of itself and its agents, representatives, attorneys, successors and assigns, hereby releases and forever discharges Borrower and SAT, and their respective agents, representatives, partners, directors, officers, attorneys, employees, affiliates, parents, subsidiaries, stockholders, predecessors, successors and assigns of and from any and all claims, setoffs, counterclaims, demands, liabilities, suits, actions and causes of action of any kind, nature or description whatsoever, whether or not now known, that Lender has, ever had or claimed to have had against Borrower and/or SAT from the beginning of time to and including the date hereof.

Each of Borrower and SAT hereby expressly acknowledge and agree that the provisions of the second paragraph of Section 5 of the Second Amendment were not intended to release either Borrower or SAT from any of their respective obligations or liabilities under or with respect to the Loan Agreement (as amended by the Second Amendment), Note, any other Loan Document, or any of the agreements, documents or instruments executed in connection therewith and that notwithstanding anything set forth in the Second Amendment, such obligations and liabilities were not released or discharged.

SECTION 6. Governing Law; Arbitration. This Amendment shall be governed by, construed under and enforced in accordance with the laws of the Commonwealth of Virginia without giving effect to its conflict of laws principles. Provisions of the Loan Agreement (as amended hereby) specifying that certain disputes between the Borrower and the Lender shall be resolved by binding arbitration are incorporated into this Amendment by reference and shall have the same force and effect as if fully set forth in this Amendment.

SECTION 7. Section Titles. The section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties hereto as of the day and year first above written.

INTEGRAL SYSTEMS, INC., a Maryland corporation

	By:	/s/ Elaine M. Parfitt
	Name:	Elaine M. Parfitt
	Title:	Chief Financial Officer

SAT CORPORATION, INC., a California corporation

	By:	/s/ Elaine M. Parfitt
	Name:	Elaine M. Parfitt
	Title:	Vice President and Chief Financial Officer

BANK OF AMERICA, N.A.

	By:	/s/ Michael D. Brannan
	Name:	Michael D. Brannan
	Title:	Sr. Vice President

STATE OF Maryland )
CITY/COUNTY OF Charles ) To wit:

I, the undersigned, a Notary Public in and for the City/County and State aforesaid, do hereby certify that Elaine M. Parfitt, Chief Financial Officer of Integral Systems, Inc., whose name is signed to the foregoing Third Amendment to Loan Agreement, appeared before me this 18th day of January 2005, and acknowledged that the foregoing is her true act and deed.

[SEAL]	/s/ Tory Walker
Notary Public

My Commission Expires: 4/26/2006

STATE OF Maryland )
CITY/COUNTY OF Charles ) To wit:

I, the undersigned, a Notary Public in and for the City/County and State aforesaid, do hereby certify that Elaine M. Parfitt, Vice President and Chief Financial Officer of SAT Corporation, Inc., whose name is signed to the foregoing Third Amendment to Loan Agreement, appeared before me this 18th day of January 2005, and acknowledged that the foregoing is her true act and deed.

[SEAL]	/s/ Tory Walker
Notary Public

My Commission Expires: 4/26/2006

STATE OF Maryland )
CITY/COUNTY OF Montgomery ) To wit:

I, the undersigned, a Notary Public in and for the City/County and State aforesaid, do hereby certify that Michael Brannan, a Sr. Vice President of Bank of America, N.A., whose name is signed to the foregoing Third Amendment to Loan Agreement, appeared before me this 19th day of January 2005, and acknowledged that the foregoing is his/her true act and deed.

[SEAL]	/s/ Sarah Vargas
Notary Public

My Commission Expires: Nov. 6, 2007

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